UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 1, 2009 (April 1, 2009)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.

1-5152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232
503-813-5000

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

MidAmerican Energy Holdings Company (“MidAmerican”), the indirect parent of PacifiCorp, will host a fixed-income investor conference on April 1, 2009 in New York, New York. The presentation to be made by MidAmerican, which in part includes information about PacifiCorp, is being furnished as Exhibit 99.1 to this Form 8-K. MidAmerican is also making the presentation available free of charge, through April 8, 2009, in the Financial Filings section of its internet website at http://www.midamerican.com. Any information available on or through its website is not part of this Form 8-K and its web address is included as an inactive textual reference only.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the presentation furnished as an exhibit) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. Furthermore, the information contained in the presentation furnished herewith shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by PacifiCorp that the information in this report is material or complete.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Presentation titled “2009 Fixed-Income Investor Conference.”

Forward-Looking Statements

This report (including the presentation furnished as an exhibit hereto) contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast” and similar terms. These statements are based upon PacifiCorp’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside PacifiCorp’s control and could cause actual results to differ materially from those expressed or implied by PacifiCorp’s forward-looking statements. These factors include, among others:

•	general economic, political and business conditions in the jurisdictions in which PacifiCorp operates;

•
changes in governmental, legislative or regulatory requirements affecting PacifiCorp or the electric utility industry, including limits on the ability of public utilities to recover income tax expense in rates, such as Oregon Senate Bill 408;

•
changes in, and compliance with, environmental laws, regulations, decisions and policies, including those addressing climate change, that could increase operating and capital improvement costs, reduce plant output and delay plant construction;

•	the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;

•	changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity;

•	a high degree of variance between actual and forecasted load and prices that could impact the hedging strategy and costs to balance electricity load and supply;

•
hydroelectric conditions, as well as the cost, feasibility and eventual outcome of hydroelectric relicensing proceedings, that could have a significant impact on electric capacity and cost and on PacifiCorp’s ability to generate electricity;

•
changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;

•	the financial condition and creditworthiness of PacifiCorp’s significant customers and suppliers;

•	changes in business strategy or development plans;

•
availability, terms and deployment of capital, including severe reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for PacifiCorp’s credit facilities;

•	changes in PacifiCorp’s credit ratings;

•	performance of PacifiCorp’s generating facilities, including unscheduled outages or repairs;

•
the impact of derivative instruments used to mitigate or manage volume, price and interest rate risk, including increased cash collateral requirements, changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;

•
the impact of increases in health care costs and changes in interest rates, mortality, morbidity, investment performance and legislation on pension and other postretirement benefits expense and funding requirements;

•
unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generating facilities and infrastructure additions;

•	the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;

•	other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargos and other catastrophic events; and

•
other business or investment considerations that may be disclosed from time to time in PacifiCorp’s filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents.

PacifiCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICORP
(Registrant)
Date: April 1, 2009
/s/ Douglas K. Stuver
Douglas K. Stuver
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation titled “2009 Fixed-Income Investor Conference.”